Note 7 - Commitments and Contingencies (Details Textual) $ in Thousands	Jun. 30, 2017 USD ($)
Future Minimum Long Term Charter Revenue	$ 12,470
Purchase Obligation, Due in Next Twelve Months	2,250
Purchase Obligation, Due in Second Year	18,000
Alterwall Business Inc. Vs. Fuel Oil Supplier [Member] | Pending Litigation [Member] | Alterwall Business Inc. [Member]
Restricted Cash and Investments	530
Estimated Litigation Liability	$ 150